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                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               ----------------

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               ----------------

                         SANTA FE PACIFIC CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         SANTA FE PACIFIC CORPORATION
                (NAME OF PERSON(S) FILING PROXY STATEMENT)

                               ----------------

Payment of Filing Fee (Check the appropriate box):(/1/)

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  1) Title of each class of securities to which transaction applies: Santa Fe Pacific Corporation common stock, par value $1.00 per share.
  2) Aggregate number of securities to which transaction applies: 186,523,992 shares of Santa Fe Pacific Corporation common stock.
  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $52 3/8(/2/)
  4) Proposed maximum aggregate value of transaction: $2,637,682,402(/2/)

(/1/) The filing fee previously was paid with the initial filing of the preliminary proxy materials on August 8, 1994.

(/2/) For purposes of calculating the filing fee only. Upon consummation of the Merger, each outstanding share of Santa Fe Pacific Corporation common stock, par value $1.00 per share, would have been converted into the right to receive 0.27 shares of Burlington Northern Inc. common stock, no par value. The proposed maximum aggregate value of the transaction described in the preliminary proxy materials is equal to one-fiftieth of one percent of $2,637,682,402 (calculated based on the number of shares of Santa Fe Pacific Corporation common stock outstanding as of June 30, 1994, the average of the high and low reported prices of Burlington Northern Inc. common stock on August 5, 1994 and the exchange ratio of 0.27).

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid: ..........
  2) Form, Schedule or Registration
     Statement No.: ...................
  3) Filing Party: ....................
  3) Date Filed: ......................

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

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                              Investment Summary

. STRUCTURE

    . ONE-THIRD OF SHARES PURCHASED UP FRONT FOR $20 CASH

    . REMAINDER IN BNI STOCK, ALLOWING PARTICIPATION IN SIZABLE UPSIDE

    . NON-TAXABLE STOCK EXCHANGE

. EQUITY PARTICIPATION

    . BNI/SANTA FE MERGER CREATES SIGNIFICANT STRATEGIC ENHANCEMENTS

    . PROVEN MANAGEMENT TEAM TO IMPLEMENT OPERATING PLAN

    . REVENUE GROWTH AND COST REDUCTIONS RAISE EARNING POWER

    . SUPERIOR LONG-TERM RETURN ON INVESTMENT

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                         Joint Tender Offer and Merger


. BNI AND SFP JOINTLY TENDER FOR 63 MILLION SFP SHARES FOR $20 PER SHARE

. TAX FREE STOCK EXCHANGE AT .40 BNI SHARES FOR REMAINING SFP SHARES AFTER
  REGULATORY APPROVAL

. RECORD DATE - DECEMBER 27

. SHAREHOLDER'S MEETING - FEBRUARY 7

. TENDER CLOSES - FEBRUARY 8

. CONDITIONS TO SHARE REPURCHASE

    . SHAREHOLDER APPROVAL OF BNI/SFP MERGER

    . MINIMUM OF 63 MILLION SHARES VALIDLY TENDERED

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                         Joint Tender Offer and Merger


. SFP FINANCING PROVIDED BY BANK LOAN FACILITY


                                             ($ MILLIONS)
                    INITIAL SHARE REPURCHASE    $  760

                    REFINANCING                    400

                    OTHER CASH REQUIREMENTS        150
                                                ------
                      SUBTOTAL                  $1,310

                    WORKING CAPITAL REVOLVER       250
                                                ------
                      TOTAL                     $1,560
                                                ======

                         SANTA FE PACIFIC CORPORATION
                     BURLINGTON NORTHERN/SANTA FE MERGER
                    Possible Incremental Share Repurchase





            .Santa Fe Can Repurchase Up to 10 Million Shares
             Between Tender and Merger As Long as Certain
             Conditions Are Met



            .Exchange Ratio at Closing Will Be Adjusted for Shares
             Actually Repurchased Up to .4347

                         SANTA FE PACIFIC CORPORATION
                         NOMINAL VALUE OF BN PROPOSAL





      Current Offer With No
  Incremental Share Repurchase                        Value
- --------------------------------                    ---------


  $20 Cash Tender for 33.2% of Stock                 $  6.64

  0.4 BN Shares for 66.8% of Stock (a)               $ 13.53
                                                     -------

       Total                                         $ 20.17


    Incremental Repurchase of
        10 Million Shares                             Value
  -----------------------------                     ---------


  $20 Cash Tender for 33.2% of Stock                $  6.64

  0.4347 BN Shares for 66.8% of Stock (a)           $ 14.70
                                                    -------

       Total                                        $ 21.34



(a) Using BN Share Price on 1/23/95 of $50.625

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                           Combined Route Structure




                        [MAP SHOWING COMBINED SYSTEMS]

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                                   BENEFITS



                        . BROAD GEOGRAPHIC COVERAGE

                        . EXTENSIVE SINGLE LINE SERVICE

                        . DIVERSIFIED TRAFFIC BASE

                        . REVENUE GROWTH

                        . OPERATING SYNERGIES

                        . OVERHEAD REDUCTION

                        . FINANCIAL STRENGTH

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                                   BENEFITS


             . BROAD GEOGRAPHIC COVERAGE

                    . ALL MAJOR WESTERN PORTS

                    . MEXICAN AND CANADIAN GATEWAYS

                    . GULF PORTS

                    . MAJOR MIDWESTERN AND SOUTHWESTERN GATEWAYS

             . EXTENSIVE SINGLE LINE SERVICE

                    . ELIMINATES COSTS AND DELAYS OF INTERCHANGES

                    . IMPROVES PRODUCTIVITY

                    . ENHANCES RESPONSIVENESS TO CUSTOMER NEEDS

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                                   Benefits

                                                        Diversified Traffic Base
                                                        ------------------------
                                                              ($ Millions)
                                                         Dollars     Percentage
                                                         -------     ----------
Coal                                                      $1,752            25%
Intermodal                                                $1,707            24%
Agricultural Commodities                                  $1,029            14%
Chemicals                                                 $  677            10%
Forest Products                                           $  591             8%
Automotive                                                $  379             5%
Other                                                     $  973            14%

- ----------------------------
| Combined Freight         |
| Revenues - 1993*  $7,108 |
- ----------------------------

* Base Year Used In ICC Case. Combined Freight Revenues for 1994 Were $7,676.

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                                   Benefits


                               REVENUE GROWTH*
                               --------------
                                ($ MILLIONS)

                         TRUCK DIVERSIONS     $132.1


                         NEW RAIL BUSINESS     115.2


                         EXTENDED HAULS         59.2
                                              ------

                               TOTAL          $306.5
                                              ======




* FROM ICC CASE BASE YEAR 1993 EXCLUDING REVENUE GROWTH OF INDEPENDENT BNI AND SFP WHICH TOTALED $568 MILLION IN 1994.

                         SANTA FE PACIFIC CORPORATION
                     BURLINGTON NORTHERN/SANTA FE MERGER
                                   Benefits


                              OPERATING SYNERGIES
                              -------------------
                                 ($ MILLIONS)

                 REROUTE SAVINGS                        $ 14.7

                     . 37 MILLION CAR MILES

                     . 2.7 BILLION GROSS TON MILES

                     . 1.8 MILLION LOCOMOTIVE MILES

                     . 525,000 TRAIN MILES

                     . 4 MILLION GALLONS OF DIESEL FUEL

                 COMMON POINT CONSOLIDATIONS              11.9

                 MECHANICAL                               45.7

                 ENGINEERING/MAINTENANCE OF WAY           12.7

                 PURCHASING AND MATERIALS                 13.3

                 INTERMODAL OPERATIONS                     8.7
                                                        ------
                      TOTAL                             $107.0
                                                        ======

                         SANTA FE PACIFIC CORPORATION
                     BURLINGTON NORTHERN/SANTA FE MERGER
                                   Benefits


                              OVERHEAD REDUCTION*
                              -------------------
                                  ($ MILLIONS)

                 EXECUTIVE OFFICE                       $  9.4

                 TRANSPORTATION/MAINTENANCE SUPPORT       37.3

                 PURCHASING SUPPORT                       32.4

                 OPERATING SUPPORT                        24.2

                 MANAGEMENT INFORMATION SYSTEMS           45.1

                 BUSINESS UNIT OVERHEADS                  86.8

                 OTHER GENERAL AND ADMINISTRATIVE        110.8
                                                        ------
                      TOTAL                             $346.0
                                                        ======



*EXCLUDES INDEPENDENT COST INITIATIVES ANTICIPATED BY BNI AND SFP PRIOR TO
 MERGER

                         SANTA FE PACIFIC CORPORATION
                     BURLINGTON NORTHERN/SANTA FE MERGER
                              Summary of Benefits
                                 ($ Millions)


BENEFITS                             YEAR ONE  YEAR TWO  YEAR THREE  NORMAL YEAR
- --------                             --------  --------  ----------  -----------
INCREASED REVENUES                   $ 183.9   $ 260.5    $ 291.2      $ 306.5
LESS COSTS                             119.6     169.5      189.4        199.4
                                     -------   -------    -------      -------
NET REVENUE                             64.3      91.0      101.8        107.1

OPERATING BENEFITS                     271.8     385.1      430.3        453.0
                                     -------   -------    -------      -------

  TOTAL ANNUAL BENEFITS              $ 336.1   $ 476.1    $ 532.1      $ 560.1
                                     =======   =======    =======      =======
ONE-TIME COSTS
- --------------
SEPARATION/RELOCATION/TRAINING       $(211.6)  $ (42.3)   $ (28.2)        -

NET CAPITAL EXPENDITURES             $ (63.4)      -          -           -



SOURCE: ICC MERGER CASE

                         SANTA FE PACIFIC CORPORATION
                     BURLINGTON NORTHERN/SANTA FE MERGER
                           ICC Pro Forma Assumptions


            . BASE YEAR 1993

            . REVENUE GROWTH FROM GENERAL BUSINESS CONDITIONS
              NOT INCLUDED

            . FUTURE REVENUE GROWTH OF AN INDEPENDENT BN OR SFP
              NOT INCLUDED

            . INDEPENDENT COST INITIATIVES ANTICIPATED BY BN OR SFP
              NOT INCLUDED

            . MERGER-RELATED REVENUE GROWTH AND MERGER-RELATED
              COST REDUCTIONS INCLUDED

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                                ICC Pro Formas
                                  ($Millions)



                    BASE YEAR   PRO FORMA   PRO FORMA   PRO FORMA     PRO FORMA
                      (1993)    YEAR ONE    YEAR TWO    YEAR THREE   NORMAL YEAR
                    ---------   ---------   ---------   ----------   -----------
OPERATING INCOME      $979       $1,102      $1,411       $1,481        $1,538

NET INCOME            $438*      $  513      $  707       $  763        $  814






* EXCLUDES GAIN FROM CALIFORNIA LINE SALES AND RETROACTIVE IMPACT OF 1% INCREASE IN FEDERAL INCOME TAX RATE.

SOURCE: ICC MERGER CASE

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                             Operating Statistics
                                 ($ Millions)


                             Base                      BNSF           BNSF
                             Year       Merger       Pro Forma     1994 Actual
                             1993*     Benefits*    Normal Year*   Combined**
                            ------     ---------    ------------   -----------
    Revenue                 $7,108        $307         $7,415         $7,676

    Operating Income        $  979        $560         $1,539         $1,282

    Operating Ratio           86.2%                      79.2%          83.3%



 * Source: ICC Merger Case
** 1994 Actual Results of BNI and SFP Combined

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                      Summary of Benefits to Shareholders


                       . ENHANCED SHAREHOLDER VALUE

                       . SYNERGIES OF $560 MILLION

                       . SIGNIFICANT GROWTH PROSPECTS

                       . LIKELY REGULATORY APPROVAL

                       . POSSIBILITY OF FASTER SCHEDULE

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                       Comparative Financial Statistics
                                 ($ Millions)



                                                      Norfolk       UP
                                         BNSF         Southern     Corp
                                      Pro Forma        1993**      1994
                                      ---------       --------     ----


     Debt to Capitalization             47.1%*          25.7%     45.9%E

     Stockholders' Equity (Millions)   $4,802*         $4,621    $5,131




     * Source: Proxy Filing
    ** Latest Available

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                               Regulatory Timing

. Expedited 535-Day Schedule Issued by ICC October 5

. Formal Application Filed with ICC October 13

. Initial Expected Decision End of March 1996

. Special Meeting of Shareholders Scheduled February 7

. ICC Schedule Resumes

. ICC Decision Expected Late Second Quarter 1996

. Possibility of Faster Schedule

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                    GRAPHIC MATERIAL CROSS-REFERENCE PAGE


    A MAP SHOWING COMBINED SYSTEMS APPEARS ON PAGE 6.